PGOF-SA6. 10/24

Statement of Additional Information Supplement	October 11, 2024

Putnam Government Money Market Fund

Putnam Money Market Fund

Statements of Additional Information dated January 30, 2024

Effective immediately, the first two sentences of the section DETERMINATION OF NET ASSET VALUE are deleted in their entirety and replaced with the following:

The fund determines the net asset value per share of each class of shares once each day that the NYSE and Federal Reserve Bank of New York (“FRBNY”) are both open. Currently, the NYSE is closed Saturdays, Sundays and when the following holidays are observed: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The FRBNY is closed on each of these days (except Good Friday), as well as on Columbus Day/Indigenous Peoples’ Day and Veterans Day.

Shareholders should retain this Supplement for future reference.